Exhibit 10.24

(Multicurrency-Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

Dated as of             , 2007

GMAC MORTGAGE, LLC	GMAC BANK

and

(referred to herein as “Party A”)	(referred to herein as “Party B”)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

(i)	Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)	Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)	Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

Copyright © 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:—

(i)	in the same currency; and

(ii)	in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1) promptly notify the other party (“Y”) of such requirement;

(2) pay to the relevant authorities the full amount required to the deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonable acceptable to Y, evidencing such payment to such authorities; and

(4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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(ii) Liability. If:-

(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2) X does not so deduct or withhold; and

(3) a liability resulting from such Tax is assessed directly against X.

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a) Basic Representations.

(i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:–

(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii) any other documents specified in the Schedule or any Confirmation; and

(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated.

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:—

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates of amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:—

(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

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(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulation authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, be not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv) Right to Terminate. If:-

(1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party.

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

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(c) Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(c) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Less”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. That amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default:—

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

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Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:-

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2) Two Affected Parties. If there are two Affected Parties:-

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment of Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any addition damages as a consequence of such losses.

10	ISDA® 1992

7.	Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:—

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.	Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court of the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount of which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

11	ISDA® 1992

9.	Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.	Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.	Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

12	ISDA® 1992

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.	Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated —

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient’s answerback is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (if being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine).

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.	Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably —

(i) submits to the jurisdiction of the English courts. If this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City; if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction [illegible] if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section I(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will be bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive for it and on its behalf, service of process in any Proceedings. If for any

13	ISDA® 1992

reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute agent process acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.	Definitions

As used in this Agreement:

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting of the entity or person.

“Applicable Rate” means:

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

ISDA® 1992

14

“Defaulting Party” has the meaning specified in Section 6(a)

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction at the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“Law” includes any treaty, law, rule or regulation (as modifier, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss included losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine as Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account) any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

15

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation such as party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-makes to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a many, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whet her arising under this Agreement, another contract, applicable law or otherwise) that is exercised by or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date the sum of:

(a) the termination currency Equivalent of the Market quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) product a commercially reasonable result.

“Specified Entity” has the meaning specified in the Schedule.

16	ISDA® 1992

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surely or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect the thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party of any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction, (including any option with respect to any of these transactions) (b) any combination of these transaction and (c) any other transaction identified as a Specified Transaction in this Agreement or the ralevand confirmation.

“Stamp Tax” means any stamp, registration, documentation, or similar tax.

“Tax” means any present or future tax, levy, impost, duly, charge, assessment or fee of any nature (including interest penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) it resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in affect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date)

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Data, or, if the relevant Market Quotation or Loss (as the case may be). Is determined as of a later data, that later data, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 1:00 a.m. ( in the city in which such foreign exchange amount is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an illegality, a Tax Event or a Tax Event Upon Merger on if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Transaction Rate” means a rate per annual equal to the arithmetic mean of the cost (without proof or evidence of any actual cost to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Data, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have became payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Data and which remain unpaid as at such Early Termination Data and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Sector 2(a)(iii)) required to be settled by delivery in such party on or prior to such Early Termination Date and which has not been so settle as at such Early Termination Date, an amount equal to the far market

17	ISDA® 1992

Value of that which was (or would have been) required to be delivered as of the originally scheduled data for delivery. In each case together with (to the extent permitted under applicable law) interest. in the currency of such amounts. From (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date. at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of day clasped. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

GMAC MORTGAGE, LLC		GMAC BANK

By:	/s/ Sandy Blitzer	By:	/s/ Robert E. Groody
Name:	Sandy Blitzer	Name:	Robert E. Groody
Title:	Vice President	Title:	Chief Mortgage Accountant
Date:		Date:	06/12/07

18	ISDA® 1992

(Multicurrency - Cross Border)

ISDA 1992 Master Agreement

SCHEDULE

to the

ISDA Master Agreement (FMV)

dated as of August 31, 2007

between

GMAC Mortgage, LLC,	and	GMAC Bank
a Delaware limited liability company		a Utah industrial bank

(referred to herein as “Party A”)		(referred to herein as “Party B”)

This Agreement shall apply to and govern: (i) with effect on the Commencement Date and continuing until the Termination Date, each Subject Transaction (as defined in Part 6 hereof) without regard to the execution of a Confirmation in respect of such Subject Transaction and (ii) any other Transaction between the parties the terms of which are set out in a Confirmation the provisions of which expressly reference and incorporate by reference the provisions of this Master Agreement.

Part 1. Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v): Not Applicable

Section 5(a)(vi): Not Applicable

Section 5(a)(vii): Not Applicable

Section 5(b)(iv): Not Applicable

and in relation to Party B for the purpose of:

Section 5(a)(v): Not Applicable

Section 5(a)(vi): Not Applicable

Section 5(a)(vii): Not Applicable

Section 5(b)(iv): Not Applicable

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)	The “Cross Default” provisions of Section 5(a)(vi):	will not apply to Party A and
will not apply to Party B

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv):	will not apply to Party A and
will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a):	will not apply to Party A and
will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement and subject to the provisions of Part 5 of this Schedule:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(g)	“Termination Currency” means United States Dollars.

(h)	“Additional Termination Event” shall mean termination of that certain ISDA Master Agreement (Net Funding), dated as of August 31, 2007.

Part 2. Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations.

(1)	For the purpose of Section 3(f) of this Agreement, Party A represents that it is a limited liability company organized and existing under the laws of the State of Delaware.

(2)	For the purpose of Section 3(f) of this Agreement, Party B represents that it is an industrial bank organized and existing under the laws of the State of Utah.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, respectively, each party agrees to deliver (i) such tax forms, certificates and other documents as the other party may reasonably request and (ii) such documents as the other party may reasonably request to evidence the power and authority of such party to enter into this Agreement and the Transactions hereunder and the incumbency of the individuals executing this Agreement and each Confirmation on its behalf.

Part 4. Miscellaneous.

(a)	Address for Notices. Section 12(a) is hereby amended to delete the phrase “facsimile transmission or” from the third line thereof. For the purpose of Section 12(a) of this Agreement:

(i)	Address for notices or communications to Party A:	GMAC Mortgage, LLC
4 Walnut Grove Drive
Horsham, PA 19044
Attention: Chief Financial Officer
Facsimile No: (215) 682-1151

(ii)	Address for notices or communications to Party B:	GMAC Bank
4 Walnut Grove Drive
Horsham, PA 19044
Attention: EVP – Mortgage Operations
Facsimile No.: (215) 682-1770
Telephone No.: (215) 682-3225

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With a copy to:
GMAC Bank
6985 Union Park Center, Suite 435
Midvale, UT 84047
Attention: Chief Financial Officer
Facsimile No.: (801) 790-5002
Telephone No.: (801) 790-5062

(b)	Process Agent.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For purposes of Section 10(c) of this Agreement:

(i)	Party A is not a Multibranch Party.

(ii)	Party B is not a Multibranch Party

(e)	Calculation Agent. The Calculation Agent is Party A or such other entity designated from time to time by Party B and reasonably acceptable to Party B.

(f)	Credit Support Document.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(g)	Credit Support Provider.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law doctrine).

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j)	Consent to Telephone Recording. Each party hereby agrees that the other party or its agents may electronically record all telephone conversations between officers or employees of the consenting party and the officers or employees of the other party who quote on, agree to, or otherwise discuss terms of foreign exchange agreements, interest exchange agreements, currency exchange agreements, commodity swap agreements, caps, collars, floors, and other rate or price protection transactions on behalf of the party. Any such recordings will be used only in connection with any misunderstanding or question arising with respect to any transaction discussed over the telephone by or on behalf of the parties. Each party further agrees to notify its officers and employees that telephone conversations with such persons acting on behalf of the other party will be recorded.

Part 5. Other Provisions.

(a)	Set Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without setoff or counterclaim, except that each party to this Agreement (such party, “Party X”) agrees that, upon an Early Termination Date resulting from an Event of Default with respect to Party X the other party hereto (such other party, a “Non-Defaulting Party”) may, without prior notice, reduce any amounts due and owing to Party X under this Agreement or any other transactions between Party X and the Non-Defaulting Party by setting off against such amounts any amounts due and owing to the Non-Defaulting Party by Party X hereunder or under any other transactions between Party X and the Non-defaulting Party. For this purpose, any amount which is denominated in a currency other than U.S. Dollars may be converted by the Non-defaulting Party into U.S. Dollars at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase such amount. The rights provided by this paragraph are in addition to and not in limitation of any other right or remedy (including any right to setoff, counterclaim, or otherwise withhold payment) to which a party may be entitled (whether by operation of law, contract or otherwise). Nothing in this Section shall be effective to create a charge or other security interest.

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(b)	Definitions. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), without regard to any amendment or supplement thereof subsequent to the date of this Agreement (the “ISDA Definitions”), are hereby incorporated in this Agreement. If a conflict exists (1) between the provisions of the ISDA Definitions and this Agreement, this Agreement will prevail, (2) between the provisions of a Confirmation and the ISDA Definitions, the Confirmation will prevail and (3) between the provisions of a Confirmation and this Agreement, the Confirmation will prevail.

(c)	Conditions Precedent. The condition precedent in Section 2(a)(iii)(1) of this Agreement shall not apply with respect to a payment or delivery owing by a party in respect of a Transaction if the other party shall have satisfied in full all of its payment or delivery obligations under 2(a)(i) of this Agreement in respect of such Transaction and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i) in respect of such Transaction.

(d)	Default Under Specified Transactions. The provisions of Section 5(a)(v) of this Agreement are modified by adding, immediately prior to the semicolon at the end thereof, the following:

“provided, however, that it shall not constitute an Event of Default under Section 5(a)(v) if (A) such event of default or failure to pay arises in the ordinary course of business by mistake, oversight, or transfer difficulties and (B) such event of default or failure to pay is remedied on or before the fifth Business Day after the occurrence or existence of such event of default or failure to pay.”

(e)	Termination Payments by Non-Defaulting Party. Notwithstanding the provisions of Sections 6(e) and 6(d) of this Agreement, if there is a Defaulting Party, the obligations of the other party (the “Non-Defaulting Party”) to pay to the Defaulting Party any amount under Section 6(e) shall not arise until, and shall be subject to the conditions precedent that the Non-Defaulting Party shall have received confirmation satisfactory to it in its sole discretion that (1) all Transactions are terminated in accordance with Section 6(c), (2) each Specified Transaction shall have terminated pursuant to its specified termination date or has been terminated through the exercise by a party of a right to terminate, and all amounts due under each Specified Transaction shall have been fully and finally paid, and (3) all obligations (contingent or absolute, matured or unmatured) of the Defaulting Party to make any payment to the Non-Defaulting Party shall have been fully and finally performed; provided that, if under the foregoing provisions it is determined that the Non-Defaulting Party is to make a payment to the Defaulting Party, there shall be deducted from the amount of such payment all amounts which the Defaulting Party may be obligated to pay under Section 11. With respect to the foregoing clause (2), it is expressly agreed that the Non-Defaulting Party shall have no obligation to exercise any right it may have to terminate a Specified Transaction prior to its specified termination date.

(f)	All Confirmations. With respect to each Transaction other than a Subject Transaction, Party B will, on or promptly after the Trade Date thereof, send Party A a Confirmation of the terms and conditions of the Transaction in substantially the form set out as Exhibit I to the Definitions (or such other form as may be agreed by the parties). Party B will promptly thereafter (1) confirm the accuracy of such Confirmation or (2) request correction of the Confirmation, indicating how the terms of such Confirmation should be correctly stated and such other terms as should be added or deleted from such Confirmation to make it correct. The parties hereby agree that any exchange of telexes or facsimile transmissions or exchange of electronic messages on an electronic messaging system shall constitute a Confirmation for all purposes hereunder, even where not so specified therein. Each Subject Transaction and each other Transaction (whether now existing or hereafter entered into) between the parties to this Agreement, in respect of which the Confirmation fails by its terms expressly to subject such transaction to the provisions of any other master agreement between the parties, shall be deemed to incorporate the terms of, and shall be governed by and subject to, this Agreement and for purposes hereof shall be deemed to be a “Transaction.”

(g)	Transfer. The consent referred to in Section 7 shall not (after consideration of any tax or other consequences to a party of consenting to such assignment) be unreasonably withheld.

(h)	Definitions. The definition of “Default Rate” in Section 14 is hereby amended by deleting such definition and substituting in lieu thereof the following:

“Default Rate” means, for each day that such rate is relevant, the rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it

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were to fund or of funding the relevant amount for such day plus 1% per annum provided, however, that in respect of any overdue amount denominated in United States Dollars the Default Rate for each such day shall be the per annum rate which equals the overnight USD Federal Funds - H.15 rate for such day plus 2%.

(i)	No Reliance. Without limiting the representations explicitly set out herein, each party has entered into this Agreement and each Transaction in reliance only upon its judgment, in order to accomplish legitimate business needs. Neither party holds itself out as advising, or any of its employees or agents as having any authority to advise, the other party as to whether or not it should enter into this Agreement or any Transaction. Neither party is receiving any compensation from the other party for providing advice in respect of this Agreement or any Transaction, and any such advice provided to such other party will not form the primary basis for an investment decision by such other party.

(j)	Impossibility. The occurrence of an Impossibility shall also be a Termination Event, as to which the Affected Party shall be subject to an Impossibility. For purposes of this Agreement, “Impossibility” shall mean the occurrence of a natural or man-made disaster, armed conflict, act of terrorism, riot, labor disruption or any other circumstances beyond its control after the date on which a Transaction is entered into which continues for a period of more than twenty (20) days and which makes it impossible (other than as a result of its own misconduct) for such a party:

(1)	to perform any absolute or contingent obligation, to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such transaction; or

(2)	to perform, or for any Credit Support Provider of such Party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction.

All terms and conditions of this Agreement applicable to an Illegality shall be equally applicable to an Impossibility and the definition of Termination Event shall be amended to include Impossibility.

(k)	Additional Representations. Section 3(a) is amended by adding the following paragraphs (vi) and (vii):

(vi)	No Agency. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(vii)	Eligible Contract Participant. It is an “eligible contract participant” as that term is defined in the Commodities Exchange Act, 7 U.S.C. § 1(a)(12).

(l)	FIRREA Provisions.

(i)	Maintenance of Records. Party B agrees to maintain in its official books and records: (i) a copy of the Confirmation for each Transaction, for so long as such Transaction remains outstanding; and (ii) a copy of the Agreement and the Authorizing Resolution, for so long as any Transaction under the Agreement remains outstanding.

(ii)	Authorizing Resolution Representation. Party B makes the following representation to Party A, which representation will be deemed repeated at the times set forth in Section 3 of the Agreement: An Authorizing Resolution, as defined in Part 3 of this Schedule, is in full force and effect.

(iii)	Qualified Financial Contract. Each of Party A and Party B intends that each Transaction and the Agreement be categorized as a “swap agreement” and a “qualified financial contract” and that the Agreement be categorized as a “master agreement,” for purposes of Section 11(e)(8) of the Federal Deposit Insurance Act or any successor provisions.

(iv)	Authorized Officer. Party B agrees that this Agreement, any Credit Support Document to which it is a party, each Confirmation, and any other documentation relating to this Agreement to which it is a party or that it is required to deliver will be executed and delivered by a duly appointed or elected and authorized officer of Party B of the level of vice-president or higher.

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(v)	Regulatory Compliance. Under Federal Reserve System Regulation W (12 CFR 223.1 et. seq.), Party A and Party B are affiliates of each other. Party A and Party B intend that this Agreement comply with requirements of Sections 23A and 23B of the Federal Reserve Act (12 USC 221 et. seq.) and the implementing federal regulations.

Part 6. Subject Transactions.

The provisions of this Part 6 shall apply to each Subject Transaction (as defined below). In the event of any inconsistency in respect of a Subject Transaction between the provisions of this Part 6 and any other provision of this Agreement, the provisions of this Part 6 will apply in the case of such Subject Transaction.

(a) Definitions.

(i)	“Business Day” means any day other than a Saturday or Sunday on which commercial banks are not required or authorized to close in New York, New York.

(ii)	“Commencement Date” means August 31, 2007.

(iii)	“FMV Change”, in respect of a Subject Transaction, means the FAS 156 mark to market for the Valuation Period as recorded by Party B against the mortgage servicing right asset.

(iv)	“Interest Rate” means the average Thirty Day London InterBank Offered Rate (L1mo), as published in the Wall Street Journal on the first business day of each month, plus 1.00 percent.

(v)	“Subject Transaction” means the dollar amount of mortgage servicing rights owned by Party B as reported on the accounting general ledger of Party B.

(vi)	“Termination Date”, unless earlier terminated in accordance with the provisions of this Agreement, means August 31, 2008; provided that, as long as no Event of Default in respect of Party B is then continuing, with effect on the day prior to the Termination Date, the Termination Date will automatically be extended by successive periods of one year unless no less than 120 days prior to the then Termination Date Party B notifies Party A that the Termination Date shall not be so extended.

(vii)	“Valuation Date” means each Business Day which shall also be the payment date.

(b) Reporting. No later than each Business Day of each month, Party A will provide to Party B the calculation of FMV Change for the most recent Valuation Date together with such detail as Party B may reasonable require in support of such calculation .

(c) Disputed Calculation. In the event that Party B disagrees with the calculation of FMV Change for any Valuation Date it shall notify Party A of such disagreement and the basis thereof within one (1) Business Day of receipt of the calculation for such Valuation Date set out in paragraph (b) above. In the event that Party A and Party B after good faith discussions are unable to agree on the FMV Change for such Valuation Date, the parties shall engage, on a shared expense basis, a third party reasonably acceptable to both to determine such FMV Change.

(d) Payments. On each Valuation Date (i) if the FMV Change for the most recent Valuation Date is an increase in the market value of recorded mortgage servicing assets in the general ledger of Party B, Party B will pay to Party A an amount equal to the FMV Change or (ii) if such FMV Change is a decline in the market value of recorded mortgage servicing assets in the general ledger, Party A will pay to Party B an amount equal to the FMV Change . In the event of any disputed FMV Change, the relevant party shall pay the undisputed portion of such valuation as required by the preceeding sentence and within two Business Days of resolution of the disputed FMV Change the relevant party shall pay the remaining portion together with interest on the unpaid amount at the Interest Rate for each day from the Valuation Date to the date of payment of such amount in full.

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INTENDING TO BE LEGALLY BOUND HEREBY, the parties have caused this Schedule to be executed by their duly authorized officers as of the date first above written.

GMAC Mortgage, LLC		GMAC Bank

By:	/s/ James N. Young	By:	/s/ Robert E. Groody
Name:	James N. Young	Name:	Robert E. Groody
Title:	CFO	Title:	Chief Mortgage Accountant

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(Multicurrency - Cross Border)

ISDA 1992 Master Agreement

SCHEDULE

to the

ISDA Master Agreement (Net Funding)

dated as of August 31, 2007

between

GMAC Mortgage, LLC,	and	GMAC Bank
a Delaware limited liability company		a Utah industrial bank

(referred to herein as “Party A”)		(referred to herein as “Party B”)

This Agreement shall apply to and govern: (i) with effect on the Commencement Date and continuing until the Termination Date, each Subject Transaction (as defined in Part 6 hereof) without regard to the execution of a Confirmation in respect of such Subject Transaction and (ii) any other Transaction between the parties the terms of which are set out in a Confirmation the provisions of which expressly reference and incorporate by reference the provisions of this Master Agreement.

Part 1. Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v): Not Applicable

Section 5(a)(vi): Not Applicable

Section 5(a)(vii): Not Applicable

Section 5(b)(iv): Not Applicable

and in relation to Party B for the purpose of:

Section 5(a)(v): Not Applicable

Section 5(a)(vi): Not Applicable

Section 5(a)(vii): Not Applicable

Section 5(b)(iv): Not Applicable

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)	The “Cross Default” provisions of Section 5(a)(vi):	will not apply to Party A and
will not apply to Party B

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv):	will not apply to Party A and
will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a):	will not apply to Party A and
will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement and subject to the provisions of Part 5 of this Schedule:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(g)	“Termination Currency” means United States Dollars.

(h)	“Additional Termination Event” shall mean termination of that certain ISDA Master Agreement (FMV), dated as of August 31, 2007.

Part 2. Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations.

(1)	For the purpose of Section 3(f) of this Agreement, Party A represents that it is a limited liability company organized and existing under the laws of the State of Delaware.

(2)	For the purpose of Section 3(f) of this Agreement, Party B represents that it is an industrial bank organized and existing under the laws of the State of Utah.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, respectively, each party agrees to deliver (i) such tax forms, certificates and other documents as the other party may reasonably request and (ii) such documents as the other party may reasonably request to evidence the power and authority of such party to enter into this Agreement and the Transactions hereunder and the incumbency of the individuals executing this Agreement and each Confirmation on its behalf.

Part 4. Miscellaneous.

(a)	Address for Notices. Section 12(a) is hereby amended to delete the phrase “facsimile transmission or” from the third line thereof. For the purpose of Section 12(a) of this Agreement:

(i)	Address for notices or communications to Party A:	GMAC Mortgage, LLC
4 Walnut Grove Drive
Horsham, PA 19044
Attention: Chief Financial Officer
Facsimile No: (215) 682-1151

(ii)	Address for notices or communications to Party B:	GMAC Bank
4 Walnut Grove Drive
Horsham, PA 19044
Attention: EVP – Mortgage Operations
Facsimile No.: (215) 682-1770
Telephone No.: (215) 682-3225

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With a copy to:

GMAC Bank
6985 Union Park Center, Suite 435
Midvale, UT 84047
Attention: Chief Financial Officer
Facsimile No.: (801) 790-5002
Telephone No.: (801) 790-5062

(b)	Process Agent.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For purposes of Section 10(c) of this Agreement:

(i)	Party A is not a Multibranch Party.

(ii)	Party B is not a Multibranch Party

(e)	Calculation Agent. The Calculation Agent is Party B.

(f)	Credit Support Document.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(g)	Credit Support Provider.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law doctrine).

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j)	Consent to Telephone Recording. Each party hereby agrees that the other party or its agents may electronically record all telephone conversations between officers or employees of the consenting party and the officers or employees of the other party who quote on, agree to, or otherwise discuss terms of foreign exchange agreements, interest exchange agreements, currency exchange agreements, commodity swap agreements, caps, collars, floors, and other rate or price protection transactions on behalf of the party. Any such recordings will be used only in connection with any misunderstanding or question arising with respect to any transaction discussed over the telephone by or on behalf of the parties. Each party further agrees to notify its officers and employees that telephone conversations with such persons acting on behalf of the other party will be recorded.

Part 5. Other Provisions.

(a)	Set Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without setoff or counterclaim, except that each party to this Agreement (such party, “Party X”) agrees that, upon an Early Termination Date resulting from an Event of Default with respect to Party X the other party hereto (such other party, a “Non-Defaulting Party”) may, without prior notice, reduce any amounts due and owing to Party X under this Agreement or any other transactions between Party X and the Non-Defaulting Party by setting off against such amounts any amounts due and owing to the Non-Defaulting Party by Party X hereunder or under any other transactions between Party X and the Non-defaulting Party. For this purpose, any amount which is denominated in a currency other than U.S. Dollars may be converted by the Non-defaulting Party into U.S. Dollars at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase such amount. The rights provided by this paragraph are in addition to and not in limitation of any other right or remedy (including any right to setoff, counterclaim, or otherwise withhold payment) to which a party may be entitled (whether by operation of law, contract or otherwise). Nothing in this Section shall be effective to create a charge or other security interest.

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(b)	Definitions. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), without regard to any amendment or supplement thereof subsequent to the date of this Agreement (the “ISDA Definitions”), are hereby incorporated in this Agreement. If a conflict exists (1) between the provisions of the ISDA Definitions and this Agreement, this Agreement will prevail, (2) between the provisions of a Confirmation and the ISDA Definitions, the Confirmation will prevail and (3) between the provisions of a Confirmation and this Agreement, the Confirmation will prevail.

(c)	Conditions Precedent. The condition precedent in Section 2(a)(iii)(1) of this Agreement shall not apply with respect to a payment or delivery owing by a party in respect of a Transaction if the other party shall have satisfied in full all of its payment or delivery obligations under 2(a)(i) of this Agreement in respect of such Transaction and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i) in respect of such Transaction.

(d)	Default Under Specified Transactions. The provisions of Section 5(a)(v) of this Agreement are modified by adding, immediately prior to the semicolon at the end thereof, the following:

“provided, however, that it shall not constitute an Event of Default under Section 5(a)(v) if (A) such event of default or failure to pay arises in the ordinary course of business by mistake, oversight, or transfer difficulties and (B) such event of default or failure to pay is remedied on or before the fifth Business Day after the occurrence or existence of such event of default or failure to pay.”

(e)	Termination Payments by Non-Defaulting Party. Notwithstanding the provisions of Sections 6(e) and 6(d) of this Agreement, if there is a Defaulting Party, the obligations of the other party (the “Non-Defaulting Party”) to pay to the Defaulting Party any amount under Section 6(e) shall not arise until, and shall be subject to the conditions precedent that the Non-Defaulting Party shall have received confirmation satisfactory to it in its sole discretion that (1) all Transactions are terminated in accordance with Section 6(c), (2) each Specified Transaction shall have terminated pursuant to its specified termination date or has been terminated through the exercise by a party of a right to terminate, and all amounts due under each Specified Transaction shall have been fully and finally paid, and (3) all obligations (contingent or absolute, matured or unmatured) of the Defaulting Party to make any payment to the Non-Defaulting Party shall have been fully and finally performed; provided that, if under the foregoing provisions it is determined that the Non-Defaulting Party is to make a payment to the Defaulting Party, there shall be deducted from the amount of such payment all amounts which the Defaulting Party may be obligated to pay under Section 11. With respect to the foregoing clause (2), it is expressly agreed that the Non-Defaulting Party shall have no obligation to exercise any right it may have to terminate a Specified Transaction prior to its specified termination date.

(f)	All Confirmations. With respect to each Transaction other than a Subject Transaction, Party B will, on or promptly after the Trade Date thereof, send Party A a Confirmation of the terms and conditions of the Transaction in substantially the form set out as Exhibit I to the Definitions (or such other form as may be agreed by the parties). Party B will promptly thereafter (1) confirm the accuracy of such Confirmation or (2) request correction of the Confirmation, indicating how the terms of such Confirmation should be correctly stated and such other terms as should be added or deleted from such Confirmation to make it correct. The parties hereby agree that any exchange of telexes or facsimile transmissions or exchange of electronic messages on an electronic messaging system shall constitute a Confirmation for all purposes hereunder, even where not so specified therein. Each Subject Transaction and each other Transaction (whether now existing or hereafter entered into) between the parties to this Agreement, in respect of which the Confirmation fails by its terms expressly to subject such transaction to the provisions of any other master agreement between the parties, shall be deemed to incorporate the terms of, and shall be governed by and subject to, this Agreement and for purposes hereof shall be deemed to be a “Transaction.”

(g)	Transfer. The consent referred to in Section 7 shall not (after consideration of any tax or other consequences to a party of consenting to such assignment) be unreasonably withheld.

(h)	Definitions. The definition of “Default Rate” in Section 14 is hereby amended by deleting such definition and substituting in lieu thereof the following:

“Default Rate” means, for each day that such rate is relevant, the rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it

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were to fund or of funding the relevant amount for such day plus 1% per annum provided, however, that in respect of any overdue amount denominated in United States Dollars the Default Rate for each such day shall be the per annum rate which equals the overnight USD Federal Funds - H.15 rate for such day plus 2%.

(i)	No Reliance. Without limiting the representations explicitly set out herein, each party has entered into this Agreement and each Transaction in reliance only upon its judgment, in order to accomplish legitimate business needs. Neither party holds itself out as advising, or any of its employees or agents as having any authority to advise, the other party as to whether or not it should enter into this Agreement or any Transaction. Neither party is receiving any compensation from the other party for providing advice in respect of this Agreement or any Transaction, and any such advice provided to such other party will not form the primary basis for an investment decision by such other party.

(j)	Impossibility. The occurrence of an Impossibility shall also be a Termination Event, as to which the Affected Party shall be subject to an Impossibility. For purposes of this Agreement, “Impossibility” shall mean the occurrence of a natural or man-made disaster, armed conflict, act of terrorism, riot, labor disruption or any other circumstances beyond its control after the date on which a Transaction is entered into which continues for a period of more than twenty (20) days and which makes it impossible (other than as a result of its own misconduct) for such a party:

(1)	to perform any absolute or contingent obligation, to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such transaction; or

(2)	to perform, or for any Credit Support Provider of such Party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction.

All terms and conditions of this Agreement applicable to an Illegality shall be equally applicable to an Impossibility and the definition of Termination Event shall be amended to include Impossibility.

(k)	Additional Representations. Section 3(a) is amended by adding the following paragraphs (vi) and (vii):

(vi)	No Agency. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(vii)	Eligible Contract Participant. It is an “eligible contract participant” as that term is defined in the Commodities Exchange Act, 7 U.S.C. § 1(a)(12).

(l)	FIRREA Provisions.

(i)	Maintenance of Records. Party B agrees to maintain in its official books and records: (i) a copy of the Confirmation for each Transaction, for so long as such Transaction remains outstanding; and (ii) a copy of the Agreement and the Authorizing Resolution, for so long as any Transaction under the Agreement remains outstanding.

(ii)	Authorizing Resolution Representation. Party B makes the following representation to Party A, which representation will be deemed repeated at the times set forth in Section 3 of the Agreement: An Authorizing Resolution, as defined in Part 3 of this Schedule, is in full force and effect.

(iii)	Qualified Financial Contract. Each of Party A and Party B intends that each Transaction and the Agreement be categorized as a “swap agreement” and a “qualified financial contract” and that the Agreement be categorized as a “master agreement,” for purposes of Section 11(e)(8) of the Federal Deposit Insurance Act or any successor provisions.

(iv)	Authorized Officer. Party B agrees that this Agreement, any Credit Support Document to which it is a party, each Confirmation, and any other documentation relating to this Agreement to which it is a party or that it is required to deliver will be executed and delivered by a duly appointed or elected and authorized officer of Party B of the level of vice-president or higher.

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(v)	Regulatory Compliance. Under Federal Reserve System Regulation W (12 CFR 223.1 et. seq.), Party A and Party B are affiliates of each other. Party A and Party B intend that this Agreement comply with requirements of Sections 23A and 23B of the Federal Reserve Act (12 USC 221 et. seq.) and the implementing federal regulations.

Part 6. Subject Transactions.

The provisions of this Part 6 shall apply to each Subject Transaction (as defined below). In the event of any inconsistency in respect of a Subject Transaction between the provisions of this Part 6 and any other provision of this Agreement, the provisions of this Part 6 will apply in the case of such Subject Transaction.

(a) Definitions.

(i)	“Business Day” means any day other than a Saturday or Sunday on which commercial banks are not required or authorized to close in New York, New York.

(ii)	“Commencement Date” means August 31, 2007.

(iii)	“Funding Fee” means the product of (A) the Subject Transaction, as recorded by Party B as of the Valuation Date, and (B) the Interest Rate.

(iv)	“Interest Rate” means the average Thirty Day London InterBank Offered Rate (L1mo), as published in the Wall Street Journal on the first business day of each month, plus 1.00 percent.

(v)	“Net Servicing Fee” means the sum of the amounts posted to the general ledger of Party B for amounts collected or earned by Party B (i.e. normal servicing fees and ancillary income) less any associated servicing expenses paid or incurred, as is customary for normal servicing of residential mortgage loans.

(vi)	“Subject Transaction” means the dollar amount of Mortgage Servicing Rights owned by Party B as reported on the accounting general ledger of Party B and the dollar amount of Servicing Advances owned by Party B as reported on the accounting general ledger of Party B

(vii)	“Termination Date”, unless earlier terminated in accordance with the provisions of this Agreement, means August 31, 2008; provided that, as long as no Event of Default in respect of Party B is then continuing, with effect on the day prior to the Termination Date, the Termination Date will automatically be extended by successive periods of one year unless no less than 120 days prior to the then Termination Date Party B notifies Party A that the Termination Date shall not be so extended.

(x)	“Valuation Date” means each Business Day which shall also be the payment date.

(c) Disputed Calculation. In the event that Party B disagrees with the calculation of Net Servicing Fee or the Funding Fee for any Valuation Date it shall notify Party A of such disagreement and the basis thereof within one(1) Business Day of receipt of the calculation for such Valuation Date set out in paragraph (b) above. In the event that Party A and Party B after good faith discussions are unable to agree on the Net Servicing Fee or the Funding Fee such Valuation Date, the parties shall engage, on a shared expense basis, a third party reasonably acceptable to both to determine the Net Servicing Fee and /or the Funding Fee.

(d) Payments. On each Valuation Date Party B will pay the Net Servicing Fee to Party A and Party A will pay the Funding Fee to Party B. In the event of any Disputed Calculation, the relevant party shall pay the undisputed portion of such valuation as required by the preceeding sentence and within two Business Days of resolution of the Disputed Calculation the relevant party shall pay the remaining portion together with interest on the unpaid amount at the Interest Rate for each day from the Valuation Date to the date of payment of such amount in full.

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INTENDING TO BE LEGALLY BOUND HEREBY, the parties have caused this Schedule to be executed by their duly authorized officers as of the date first above written.

GMAC Mortgage, LLC		GMAC Bank

By:	/s/ James N. Young	By:	/s/ Robert E. Groody
Name:	James N. Young	Name:	Robert E. Groody
Title:	CFO	Title:	Chief Mortgage Accountant

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(Multicurrency - Cross Border)

ISDA 1992 Master Agreement

SCHEDULE

to the

ISDA Master Agreement

dated as of July 1, 2008

(amending and superseding Schedule dated as of May 1, 2007)

between

GMAC Mortgage, LLC,	and	GMAC Bank
a Delaware limited liability company		a Utah industrial bank

(referred to herein as “Party A”)		(referred to herein as “Party B”)

This Agreement shall apply to and govern: (i) with effect on the Commencement Date and continuing until the Termination Date, each Subject Transaction (as defined in Part 6 hereof) without regard to the execution of a Confirmation in respect of such Subject Transaction and (ii) any other Transaction between the parties the terms of which are set out in a Confirmation the provisions of which expressly reference and incorporate by reference the provisions of this Master Agreement.

Part 1. Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v): Not Applicable
Section 5(a)(vi): Not Applicable
Section 5(a)(vii): Not Applicable
Section 5(b)(iv): Not Applicable

and in relation to Party B for the purpose of:

Section 5(a)(v): Not Applicable
Section 5(a)(vi): Not Applicable
Section 5(a)(vii): Not Applicable
Section 5(b)(iv): Not Applicable

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)	The “Cross Default” provisions of Section 5(a)(vi): will not apply to Party A and will not apply to Party B

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv):	will not apply to Party A and
will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a):	will not apply to Party A and
will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement and subject to the provisions of Part 5 of this Schedule:

(i) Market Quotation will apply.
(ii) The Second Method will apply.

(g)	“Termination Currency” means United States Dollars.

(h)	“Additional Termination Event” will not apply.

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Part 2. Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations.

(1)	For the purpose of Section 3(f) of this Agreement, Party A represents that it is a limited liability company organized and existing under the laws of the State of Delaware.

(2)	For the purpose of Section 3(f) of this Agreement, Party B represents that it is an industrial bank organized and existing under the laws of the State of Utah.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, respectively, each party agrees to deliver (i) such tax forms, certificates and other documents as the other party may reasonably request and (ii) such documents as the other party may reasonably request to evidence the power and authority of such party to enter into this Agreement and the Transactions hereunder and the incumbency of the individuals executing this Agreement and each Confirmation on its behalf.

Part 4. Miscellaneous.

(a)	Address for Notices. Section 12(a) is hereby amended to delete the phrase “facsimile transmission or” from the third line thereof. For the purpose of Section 12(a) of this Agreement:

	(i) Address for notices or communications to Party A:	GMAC Mortgage, LLC 1100 Virginia Drive Fort Washington, PA 19034 Attention: Chief Financial Officer Facsimile No: (215) 682-1151

	(ii) Address for notices or communications to Party B:	GMAC Bank 1100 Virginia Drive Fort Washington, PA 19034 Attention: EVP – Chief Operating Officer Facsimile No.: (215) 682-1770

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With a copy to:
GMAC Bank
6985 Union Park Center, Suite 435
Midvale, UT 84047
Attention: Chief Financial Officer
Facsimile No.: (801) 790-5002
Telephone No.: (801) 790-5062

(b)	Process Agent.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For purposes of Section 10(c) of this Agreement:

(i) Party A is not a Multibranch Party.

(ii) Party B is not a Multibranch Party

(e)	Calculation Agent. The Calculation Agent is the FMV Determination Agent (as defined in Part 6 hereof).

(f)	Credit Support Document.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(g)	Credit Support Provider.	With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law doctrine).

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j)	Consent to Telephone Recording. Each party hereby agrees that the other party or its agents may electronically record all telephone conversations between officers or employees of the consenting party and the officers or employees of the other party who quote on, agree to, or otherwise discuss terms of foreign exchange agreements, interest exchange agreements, currency exchange agreements, commodity swap agreements, caps, collars, floors, and other rate or price protection transactions on behalf of the party. Any such recordings will be used only in connection with any misunderstanding or question arising with respect to any transaction discussed over the telephone by or on behalf of the parties. Each party further agrees to notify its officers and employees that telephone conversations with such persons acting on behalf of the other party will be recorded.

Part 5. Other Provisions.

(a)	Set Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without setoff or counterclaim, except that each party to this Agreement (such party, “Party X”) agrees that, upon an Early Termination Date resulting from an Event of Default with respect to Party X the other party hereto (such other party, a “Non-Defaulting Party”) may, without prior notice, reduce any amounts due and owing to Party X under this Agreement or any other transactions between Party X and the Non-Defaulting Party by setting off against such amounts any amounts due and owing to the Non-Defaulting Party by Party X hereunder or under any other transactions between Party X and the Non-defaulting Party. For this purpose, any amount which is denominated in a currency other than U.S. Dollars may be converted by the Non-defaulting Party into U.S. Dollars at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase such amount. The rights provided by this paragraph are in addition to and not in limitation of any other right or remedy (including any right to setoff, counterclaim, or otherwise withhold payment) to which a party may be entitled (whether by operation of law, contract or otherwise). Nothing in this Section shall be effective to create a charge or other security interest.

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(b)	Definitions. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), without regard to any amendment or supplement thereof subsequent to the date of this Agreement (the “ISDA Definitions”), are hereby incorporated in this Agreement. If a conflict exists (1) between the provisions of the ISDA Definitions and this Agreement, this Agreement will prevail, (2) between the provisions of a Confirmation and the ISDA Definitions, the Confirmation will prevail and (3) between the provisions of a Confirmation and this Agreement, the Confirmation will prevail.

(c)	Conditions Precedent. The condition precedent in Section 2(a)(iii)(1) of this Agreement shall not apply with respect to a payment or delivery owing by a party in respect of a Transaction if the other party shall have satisfied in full all of its payment or delivery obligations under 2(a)(i) of this Agreement in respect of such Transaction and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i) in respect of such Transaction.

(d)	Default Under Specified Transactions. The provisions of Section 5(a)(v) of this Agreement are modified by adding, immediately prior to the semicolon at the end thereof, the following:

“provided, however, that it shall not constitute an Event of Default under Section 5(a)(v) if (A) such event of default or failure to pay arises in the ordinary course of business by mistake, oversight, or transfer difficulties and (B) such event of default or failure to pay is remedied on or before the fifth Business Day after the occurrence or existence of such event of default or failure to pay.”

(e)	Termination Payments by Non-Defaulting Party. Notwithstanding the provisions of Sections 6(e) and 6(d) of this Agreement, if there is a Defaulting Party, the obligations of the other party (the “Non-Defaulting Party”) to pay to the Defaulting Party any amount under Section 6(e) shall not arise until, and shall be subject to the conditions precedent that the Non-Defaulting Party shall have received confirmation satisfactory to it in its sole discretion that (1) all Transactions are terminated in accordance with Section 6(c), (2) each Specified Transaction shall have terminated pursuant to its specified termination date or has been terminated through the exercise by a party of a right to terminate, and all amounts due under each Specified Transaction shall have been fully and finally paid, and (3) all obligations (contingent or absolute, matured or unmatured) of the Defaulting Party to make any payment to the Non-Defaulting Party shall have been fully and finally performed; provided that, if under the foregoing provisions it is determined that the Non-Defaulting Party is to make a payment to the Defaulting Party, there shall be deducted from the amount of such payment all amounts which the Defaulting Party may be obligated to pay under Section 11. With respect to the foregoing clause (2), it is expressly agreed that the Non-Defaulting Party shall have no obligation to exercise any right it may have to terminate a Specified Transaction prior to its specified termination date.

(f)	All Confirmations. With respect to each Transaction other than a Subject Transaction, Party B will, on or promptly after the Trade Date thereof, send Party A a Confirmation of the terms and conditions of the Transaction in substantially the form set out as Exhibit I to the Definitions (or such other form as may be agreed by the parties). Party B will promptly thereafter (1) confirm the accuracy of such Confirmation or (2) request correction of the Confirmation, indicating how the terms of such Confirmation should be correctly stated and such other terms as should be added or deleted from such Confirmation to make it correct. The parties hereby agree that any exchange of telexes or facsimile transmissions or exchange of electronic messages on an electronic messaging system shall constitute a Confirmation for all purposes hereunder, even where not so specified therein. Each Subject Transaction and each other Transaction (whether now existing or hereafter entered into) between the parties to this Agreement, in respect of which the Confirmation fails by its terms expressly to subject such transaction to the provisions of any other master agreement between the parties, shall be deemed to incorporate the terms of, and shall be governed by and subject to, this Agreement and for purposes hereof shall be deemed to be a “Transaction.”

(g)	Transfer. The consent referred to in Section 7 shall not (after consideration of any tax or other consequences to a party of consenting to such assignment) be unreasonably withheld.

(h)	Definitions. The definition of “Default Rate” in Section 14 is hereby amended by deleting such definition and substituting in lieu thereof the following:

“Default Rate” means, for each day that such rate is relevant, the rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it

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were to fund or of funding the relevant amount for such day plus 1% per annum provided, however, that in respect of any overdue amount denominated in United States Dollars the Default Rate for each such day shall be the per annum rate which equals the overnight USD Federal Funds - H.15 rate for such day plus 2%.

(i)	No Reliance. Without limiting the representations explicitly set out herein, each party has entered into this Agreement and each Transaction in reliance only upon its judgment, in order to accomplish legitimate business needs. Neither party holds itself out as advising, or any of its employees or agents as having any authority to advise, the other party as to whether or not it should enter into this Agreement or any Transaction. Neither party is receiving any compensation from the other party for providing advice in respect of this Agreement or any Transaction, and any such advice provided to such other party will not form the primary basis for an investment decision by such other party.

(j)	Impossibility. The occurrence of an Impossibility shall also be a Termination Event, as to which the Affected Party shall be subject to an Impossibility. For purposes of this Agreement, “Impossibility” shall mean the occurrence of a natural or man-made disaster, armed conflict, act of terrorism, riot, labor disruption or any other circumstances beyond its control after the date on which a Transaction is entered into which continues for a period of more than twenty (20) days and which makes it impossible (other than as a result of its own misconduct) for such a party:

(1)	to perform any absolute or contingent obligation, to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such transaction; or

(2)	to perform, or for any Credit Support Provider of such Party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction.

All terms and conditions of this Agreement applicable to an Illegality shall be equally applicable to an Impossibility and the definition of Termination Event shall be amended to include Impossibility.

(k)	Additional Representations. Section 3(a) is amended by adding the following paragraphs (vi) and (vii):

(vi)	No Agency. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(vii)	Eligible Contract Participant. It is an “eligible contract participant” as that term is defined in the Commodities Exchange Act, 7 U.S.C. § 1(a)(12).

(l)	FIRREA Provisions.

(i)	Maintenance of Records. Party B agrees to maintain in its official books and records: (i) a copy of the Confirmation for each Transaction, for so long as such Transaction remains outstanding; and (ii) a copy of the Agreement and the Authorizing Resolution, for so long as any Transaction under the Agreement remains outstanding.

(ii)	Authorizing Resolution Representation. Party B makes the following representation to Party A, which representation will be deemed repeated at the times set forth in Section 3 of the Agreement: An Authorizing Resolution, as defined in Part 3 of this Schedule, is in full force and effect.

(iii)	Qualified Financial Contract. Each of Party A and Party B intends that each Transaction and the Agreement be categorized as a “swap agreement” and a “qualified financial contract” and that the Agreement be categorized as a “master agreement,” for purposes of Section 11(e)(8) of the Federal Deposit Insurance Act or any successor provisions.

(iv)	Authorized Officer. Party B agrees that this Agreement, any Credit Support Document to which it is a party, each Confirmation, and any other documentation relating to this Agreement to which it is a party or that it is required to deliver will be executed and delivered by a duly appointed or elected and authorized officer of Party B of the level of vice-president or higher.

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(v)	Regulatory Compliance. Under Federal Reserve System Regulation W (12 CFR 223.1 et. seq.), Party A and Party B are affiliates of each other. Party A and Party B intend that this Agreement comply with requirements of Sections 23A and 23B of the Federal Reserve Act (12 USC 221 et. seq.) and the implementing federal regulations.

Part 6. Subject Transactions.

The provisions of this Part 6 shall apply to each Subject Transaction (as defined below). In the event of any inconsistency in respect of a Subject Transaction between the provisions of this Part 6 and any other provision of this Agreement, the provisions of this Part 6 will apply in the case of such Subject Transaction.

(a)	Definitions.

(i)	“Business Day” means any day other than a Saturday or Sunday on which commercial banks are not required or authorized to close in New York, New York.

(ii)	“Commencement Date” means July 1, 2008.

(iii)	“Expected Pull Through” means, in respect of a Subject Transaction, the percent of locked pipeline loans which are expected to be funded.

(iv)	“FMV Change”, in respect of a Subject Transaction, means the aggregate of the following:

(A) for Funded Loans, the product of the Funded Loan Amount and the difference between the Funding FMV and the Lock FMV. (FMV Change = Funded Loan Amount X (Funding FMV – Lock FMV)) Refer to the illustration in Exhibit A to this Schedule.

(B) for Pipeline Loans, the product of the Loan Commitment Amount and the difference between the Pipeline FMV and the Lock FMV. (FMV Change = Loan Commitment Amount X Expected Pull Through X (Pipeline FMV – Lock FMV)).

(v)	“FMV Determination Agent” means Party B or such other entity designated from time to time by Party B and reasonably acceptable to Party A.

(vi)	“Funded Loan” means, in respect of a Subject Transaction at the time of funding, the underlying loan that has been funded by, and delivered to, Party B by an Affiliate or third party mortgage correspondent in satisfaction of its legally binding commitment to Party B.

(vii)	“Funded Loan Amount” means, in respect of a Funded Loan, the unpaid principal balance at time of funding by Party B.

(viii)	“Funding FMV” means, in respect of a Subject Transaction, the fair market value of a loan on the funding date as determined by the FMV Determination Agent using customary market valuation techniques.

(ix)	“Loan Commitment Amount” means, in respect of a Subject Transaction, the unpaid principal balance of the underlying loan.

(x)	“Lock FMV” means, in respect of a Subject Transaction, the price at which a loan is locked by the relevant mortgage Affiliate or third party correspondent with Parties A and B and recorded in the applicable Mortgage Origination Loan System(s).

(xi)	“Mortgage Origination Loan System” means, as applicable, the Wholesale Asset Loan Tracking system (“WALT”), Eclipse, Pilot, Co-Pilot or future applications to be developed or acquired which facilitate the registration of or application of a consumer mortgage loan transaction for Party A and or B

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(xii)	“Payment Date” means the fifth (5th) Business Day of each calendar month.

(xiii)	“Pipeline Loan”, at any time, but subject to Part 6(b) hereof, means each Subject Transaction identified in the applicable Mortgage Origination Loan System(s) that is not a Funded Loan.

(xiv)	“Pipeline FMV” means, in respect of a Subject Transaction, the fair market value of a Pipeline Loan on the last calendar day of each month as determined by the FMV Determination Agent using customary market valuation techniques.

(xv)	“Pipeline Risk” means the risk of loan fall out (cancellation) or market value change from the point of loan commitment (borrower lock) to loan funding or loan sale.

(xvi)	“Subject Transaction” means a legally binding commitment by Party B to purchase, either for its “Held for Sale” (HFS) portfolio or its “Held for Investment” (HFI ) portfolio, any loan from certain loan products and programs, as mutually agreed to by Party A and Party B, for which “Pipeline Risk” is managed by the ResCap Capital Markets Group.

(xvii)	“Termination Date” unless earlier terminated in accordance with the provisions of this Agreement, means July 1, 2009; provided that, as long as no Event of Default in respect of Party B is then continuing, with effect on the day prior to the Termination Date, the Termination Date will automatically be extended by successive periods of one year unless no less than 120 days prior to the then Termination Date Party B notifies Party A that the Termination Date shall not be so extended; and provided, further, that the Termination Date shall not extend beyond May 1, 2013.

(xviii)	“Valuation Period” means such successive period commencing on, and including, the first calendar day of each calendar month (or the Commencement Date in the case of the first such period) and ending on, but excluding, the first calendar day of the next succeeding calendar month (or the Termination Date, in the case of the last such period).

(b) Reporting. No later than the second Business Day of each month, Party B will provide to Party A the calculation of FMV Change for the most recent Valuation Period together with such detail as Party A may reasonable require in support of such calculation and the composition of the Pipeline.

(c) Disputed Calculation. In the event that Party A disagrees with the calculation of FMV Change for any Valuation Period it shall notify Party B of such disagreement and the basis thereof within two (2) Business Days of receipt of the calculation for such Valuation Period set out in paragraph (b) above. In the event that Party A and Party B after good faith discussions are unable to agree on the FMV Change for such Valuation Period, the parties shall engage, on a shared expense basis, a third party reasonably acceptable to both to determine such FMV Change.

(d) Payments. On each Payment Date (i) if the FMV Change for the most recent Valuation Period is positive, Party B will pay to Party A an amount equal to such FMV Change or (ii) if such FMV Change is negative, Party A will pay to Party B an amount equal to such FMV Change. In the event of any disputed FMV Change, the relevant party shall pay the undisputed portion of such valuation as required by the preceeding sentence and within two Business Days of resolution of the disputed FMV Change the relevant party shall pay the remaining portion together with interest on the unpaid amount at the Interest Rate for each day from the Payment Date to the date of payment of such amount in full.

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INTENDING TO BE LEGALLY BOUND HEREBY, the parties have caused this Schedule to be executed by their duly authorized officers as of the date first above written.

GMAC Mortgage, LLC		GMAC Bank

By:	/s/ Sandy Blitzer	By:	/s/ Albert J. Celini
Name:	Sandy Blitzer	Name:	Albert J. Celini
Title:	Vice President	Title:	VP Asst. Sec.

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EXHIBIT A

ILLUSTRATION OF CALCULATION

Product: 7/1 ARM

Note Rate: 6.00%

Loan Amount: $400,000

Lock Date: 02/16/2008

Fund Date: 03/15/2008

Lock Window: 30 Days

Commitment: Best Efforts

Lock Price: 101.00

Fannie 7 Year Index on 02/16/2008: 5.25%

Fannie 7 Year Index on 03/15/2008: 5.50%

Buyup Ratio: 3:1

Bank Cost of Funds: 4.00%

Step 1: Calculate Price at Funding:

Funing Prince = Lock Price + (Fannie 7 Year Index on Lock Date – Fannie 7 Year Index on Fund Date)*100*Buyup Ratio

100.25 = 101.00 + (5.25-5.50)*100*3

Step 2: Calculate Market Value Swap Payment:

Payment = -1*[Loan Amount* ((Funding Price + (Note Rate – Bank Cost of Funds)*(9/360) – Lock Price))/100]

2,998 = -1*[400,000*((100.25+(.06-.04)*(9/360)-101.00))/100]

GMAC Mortgage owes GMAC Bank $2,998.

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